UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (or Date of Earliest Event Reported): May 9, 2005


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

          TEXAS                          1-8754                   74-2073055
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

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Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

On May 9, 2005, Swift Energy Company announced first quarter 2005 financial results and provided updated 2005 guidance. The press release is attached as
Exhibit 99. Swift Energy Company does not intend for this Item 2.02 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

(a)  Exhibit. The following exhibit is filed with this report on Form 8-K:

     Exhibit No.           Exhibit Description
     -----------           -------------------

         99                Swift Energy Company press release dated May 9, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2005

                                                       Swift Energy Company

                                                       By: /s/ Bruce H. Vincent
                                                           ---------------------
                                                           Bruce H. Vincent
                                                           President & Secretary

                                  EXHIBIT INDEX

Exhibit No.            Description

   99                  Press Release of Swift Energy Company dated May 9, 2005